                                                                   EXHIBIT 10.49


                           MOBILITY ELECTRONICS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


     This Non-Qualified Stock Option Agreement (the "Agreement") dated as of April 1, 2000 is entered into between Mobility Electronics, Inc., a Delaware corporation (the "Company"), and Donald W. Johnson, an employee of the Company (the "Optionee"). In consideration of the mutual promises and covenants made herein, the parties hereby agree as follows:

     1. GRANT OF OPTION. Under the terms and conditions of the Company's Amended and Restated 1996 Long Term Incentive Plan (the "Plan"), a copy of which is available to Optionee and incorporated herein by reference, the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of 110,000 shares of the Company's Common Stock, par value $.01 per share, at a price equal to $11.00 per share. The Option is granted as of the date first above written (the "Date of Grant").

     2. CHARACTER OF OPTION. The Option is not an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     3. TERM. The Option will expire on the earliest of: (i) the fifth anniversary of the Date of Grant or, (ii) one year following the termination of Optionee's employment with the Company.

     4. VESTING. Subject to the provisions of Section 6(b) of the Plan, this Option shall be exercised (and shall vest) on the basis of 3,056 shares per month for 35 months, commencing on May 1, 2000, and 3,040 shares on the 36th month, with such exercisability being on the first day of each such month. Notwithstanding the above, the Option will be exercisable, and vest, in full upon a Change In Control (as defined in the Employment Agreement, of even date herewith, by and between the Company and Optionee). Notwithstanding anything herein to the contrary, except as provided above in this Section 4, upon termination of Employee's employment with the Company, for any reason, the unvested portion of the Option shall immediately terminate.

     5. PROCEDURE FOR EXERCISE. Exercise of the Option or a portion thereof shall be effected by the giving of written notice to the Company and payment of the purchase price prescribed in Section 1 above for the shares to be acquired pursuant to the exercise.

     6. PAYMENT OF PURCHASE PRICE. Payment of the purchase price for any shares purchased pursuant to the Option shall be in cash, unless otherwise agreed to in writing by the Compensation Committee of the Board of Directors of the Company.

     7. TRANSFER OF OPTIONS. The Option may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by the Optionee or by the Optionee's legally authorized representative.

     8. ACCEPTANCE OF THE PLAN. The Option is granted subject to all of the applicable terms and provisions of the Plan, and such terms and provisions are incorporated by reference herein. The Optionee hereby accepts and agrees to be bound by all the terms and conditions of the Plan.

     9. AMENDMENT. This Agreement may be amended by an instrument in writing signed by both the Company and the Optionee.

     10. MISCELLANEOUS. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware and will be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian or other legal representative of the Optionee.

     Executed as of the date first above written.

                                   MOBILITY ELECTRONICS, INC.


                                   By: /s/ Charles R. Mollo
                                       -----------------------------------------

                                   Title:  President and CEO
                                          --------------------------------------

                                   OPTIONEE

                                   /s/ Donald W. Johnson
                                   ---------------------------------------------
                                   Donald W. Johnson

                                   ---------------------------------------------
                                   Social Security Number of Optionee


                                       2